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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           February 11, 1997
                                                   -----------------------------


                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)





    North Carolina               0-11577                   56-1311320
================================================================================
  (State or other               (Commission              (I.R.S. Employer
   jurisdiction                 File Number)             Identification No.)
 of Incorporation)
================================================================================



   One Plaza Center, Box HP-3, High Point, North Carolina         27261-1500
================================================================================
      (Address of principal executive offices)                    (Zip Code)
================================================================================



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (910) 889-0333
                                                      --------------------------


                                       N/A
         (Former name or former address, if changed since last report.)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.  OTHER EVENTS.

                  On February 11, 1997, the Registrant issued a press release reporting its results of operations for its fourth quarter and fiscal year ended December 28, 1996. The press release is attached hereto as
Exhibit 10.1 and supplemental financial data submitted to the stock analysts is attached hereto as Exhibit 10.2.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  a)       Exhibits

                           10.1     Press Release dated February 11, 1997.
                           10.2 Supplemental Financial Data submitted to stock analysts dated February 11, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                        2

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LADD FURNITURE, INC.


Date:  February 12, 1997      By: /s/William S. Creekmuir
                                  -----------------------
                                     William S. Creekmuir

                             Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary